INDEPENDENT AUDITORS' CONSENT
We consent to the incorporation by reference in Registration
Statement No. 33-26271 of Optical Coating Laboratory, Inc. on
Form S-8 of our report dated June 4, 1998, appearing in this Annual Report on Form 11-K of the OCLI 401(k)/ESOP Plan for the year ended December 31, 1998.


June 29, 1999